Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2017				2016						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD

Sales	$9,434	$9,930	$10,325	$29,689	$9,312	$9,844	$10,536	$29,692	$10,115	$39,807	-2%	—

Costs, Expenses and Other
Materials and production	3,015	3,080	3,274	9,369	3,572	3,578	3,409	10,559	3,332	13,891	-4%	-11%
Marketing and administrative	2,411	2,438	2,401	7,251	2,318	2,458	2,393	7,169	2,593	9,762	—	1%
Research and development	1,796	1,749	4,383	7,927	1,659	2,151	1,664	5,475	4,650	10,124	*	45%
Restructuring costs	151	166	153	470	91	134	161	386	265	651	-5%	22%
Other (income) expense, net	58	58	(86)	30	48	19	22	88	631	720	*	-66%
Income (Loss) Before Taxes	2,003	2,439	200	4,642	1,624	1,504	2,887	6,015	(1,356)	4,659	-93%	-23%
Income Tax Provision (Benefit)	447	488	251	1,186	494	295	699	1,487	(769)	718
Net Income (Loss)	1,556	1,951	(51)	3,456	1,130	1,209	2,188	4,528	(587)	3,941	*	-24%
Less: Net Income Attributable to Noncontrolling Interests	5	5	5	16	5	4	4	13	7	21
Net Income (Loss) Attributable to Merck & Co., Inc.	$1,551	$1,946	$(56)	$3,440	$1,125	$1,205	$2,184	$4,515	$(594)	$3,920	*	-24%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.56	$0.71	$(0.02)	$1.25	$0.40	$0.43	$0.78	$1.62	$(0.22)	$1.41	*	-23%

Average Shares Outstanding Assuming Dilution (1)	2,766	2,752	2,727	2,754	2,795	2,789	2,786	2,791	2,755	2,787
Tax Rate	22.3%	20.0%	125.5%	25.5%	30.4%	19.6%	24.2%	24.7%	56.7%	15.4%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Because the company recorded net losses in the third quarter of 2017 and fourth quarter of 2016, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2016

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items		Subtotal	Non-GAAP

Materials and production	$3,409	773		36				809	$2,600
Marketing and administrative	2,393	36		1				37	2,356
Research and development	1,664	13		14				27	1,637
Restructuring costs	161			161				161	—
Other (income) expense, net	22	12				(6)		6	16
Income Before Taxes	2,887	(834)		(212)		6		(1,040)	3,927
Income Tax Provision (Benefit)	699	(189	)(3)	(47	)(3)	1	(3)	(235)	934
Net Income	2,188	(645)		(165)		5		(805)	2,993
Net Income Attributable to Merck & Co., Inc.	2,184	(645)		(165)		5		(805)	2,989
Earnings per Common Share Assuming Dilution	$0.78	(0.23)		(0.06)		—		(0.29)	$1.07

Tax Rate	24.2%								23.8%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses primarily reflect expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration and in-process research and development (IPR&D) impairment charges. Amount included in other (income) expense, net represents a goodwill impairment charge related to a business within the Healthcare Services segment.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2016

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP

Materials and production	$10,559	3,279		149				3,428	$7,131
Marketing and administrative	7,169	56		91				147	7,022
Research and development	5,475	255		133				388	5,087
Restructuring costs	386			386				386	—
Other (income) expense, net	88	12				(6)		6	82
Income Before Taxes	6,015	(3,602)		(759)		6		(4,355)	10,370
Income Tax Provision (Benefit)	1,487	(633	)(3)	(169	)(3)	1	(3)	(801)	2,288
Net Income	4,528	(2,969)		(590)		5		(3,554)	8,082
Net Income Attributable to Merck & Co., Inc.	4,515	(2,969)		(590)		5		(3,554)	8,069
Earnings per Common Share Assuming Dilution	$1.62	(1.06)		(0.21)		—		(1.27)	$2.89

Tax Rate	24.7%								22.1%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect $2.9 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as $347 million of intangible asset impairment charges. Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures. Amounts included in research and development expenses reflect $225 million of in-process research and development (IPR&D) impairment charges and $30 million of expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration. Amount included in other (income) expense, net represents a goodwill impairment charge related to a business within the Healthcare Services segment.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2017

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q 2017	3Q 2016	% Change	3Q 2017	3Q 2016	% Change	3Q 2017	3Q 2016	% Change
TOTAL SALES (1)	$10,325	$10,536	-2	$4,594	$5,063	-9	$5,732	$5,474	5
PHARMACEUTICAL	9,156	9,443	-3	4,197	4,710	-11	4,959	4,733	5
Primary Care and Women’s Health
Cardiovascular
Zetia	320	671	-52	65	411	-84	255	261	-2
Vytorin	142	273	-48	(6)	109	-106	148	164	-10
Atozet	59	39	50				59	39	50
Adempas	70	48	46				70	48	46
Diabetes
Januvia	1,012	1,006	1	598	568	5	414	438	-5
Janumet	513	548	-6	197	241	-18	316	307	3
General Medicine & Women’s Health
NuvaRing	214	195	10	160	144	11	54	51	6
Implanon / Nexplanon	155	148	5	110	97	14	45	51	-12
Follistim AQ	72	101	-29	30	49	-37	41	52	-20
Hospital and Specialty
Hepatitis
Zepatier	468	164	185	228	152	50	241	13	*
HIV
Isentress / Isentress HD	310	372	-17	143	215	-33	167	157	6
Hospital Acute Care
Bridion	185	139	33	63	24	165	122	115	6
Noxafil	162	147	10	78	65	21	83	82	2
Invanz	159	152	5	93	93	1	66	59	11
Cancidas	94	142	-34	6	8	-26	88	134	-34
Cubicin	91	320	-71	41	264	-84	50	56	-10
Primaxin	73	77	-5	5	1	*	68	76	-11
Immunology
Simponi	219	193	13				219	193	13
Remicade	214	311	-31				214	311	-31
Oncology
Keytruda	1,047	356	194	604	188	*	442	168	164
Emend	137	137		88	91	-3	49	46	6
Temodar	68	78	-13		5	-102	68	73	-7
Diversified Brands
Respiratory
Singulair	161	239	-33	16	6	180	145	233	-38
Dulera	59	97	-39	52	92	-43	7	6	20
Nasonex	42	94	-55	(23)	20	*	65	74	-12
Other
Cozaar / Hyzaar	128	131	-3	9	4	124	119	128	-6
Arcoxia	80	114	-30				80	114	-30
Fosamax	53	68	-23	4	2	126	48	66	-27
Vaccines (2)
Gardasil / Gardasil 9	675	860	-22	484	737	-34	191	124	54
ProQuad / M-M-R II / Varivax	519	496	4	419	419		100	77	29
Zostavax	234	190	23	139	138	1	94	52	80
Pneumovax 23	229	175	31	174	122	42	56	53	5
RotaTeq	179	171	4	127	123	3	52	48	7
Other Pharmaceutical (3)	1,013	1,191	-15	293	322	-9	723	864	-16
ANIMAL HEALTH	1,000	865	16	290	237	22	710	628	13

Other Revenues (4)	169	228	-26	107	116	-8	63	113	-44

* 200% or greater

(1) Only select products are shown.

(2)  Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $89 million and $135 million on a global basis for third quarter 2017 and 2016, respectively.

(4) Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2017

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD	Sep YTD		Sep YTD	Sep YTD		Sep YTD	Sep YTD
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

TOTAL SALES (1)	$29,689	$29,692		$13,096	$13,792	-5	$16,593	$15,899	4
PHARMACEUTICAL	26,101	26,247	-1	11,887	12,792	-7	14,214	13,455	6
Primary Care and Women’s Health
Cardiovascular
Zetia	1,021	1,985	-49	298	1,253	-76	723	731	-1
Vytorin	565	843	-33	114	341	-67	451	502	-10
Atozet	171	96	78				171	96	78
Adempas	221	120	84				221	120	84
Diabetes
Januvia	2,799	2,976	-6	1,646	1,748	-6	1,153	1,228	-6
Janumet	1,572	1,624	-3	640	724	-12	933	899	4
General Medicine & Women’s Health
NuvaRing	573	571		425	421	1	148	150	-1
Implanon / Nexplanon	503	446	13	367	308	19	137	138	-1
Follistim AQ	232	268	-13	104	121	-14	128	146	-13
Hospital and Specialty
Hepatitis
Zepatier	1,363	326	*	683	308	122	680	18	*
HIV
Isentress / Isentress HD	896	1,050	-15	422	546	-23	474	504	-6
Hospital Acute Care
Bridion	495	343	44	162	42	*	333	301	10
Noxafil	458	434	5	220	202	9	237	232	2
Invanz	445	409	9	268	239	12	177	170	4
Cancidas	327	406	-19	17	18	-5	310	388	-20
Cubicin	290	969	-70	148	824	-82	141	145	-2
Primaxin	206	231	-11	7	3	122	199	228	-13
Immunology
Remicade	651	999	-35				651	999	-35
Simponi	602	581	4				602	581	4
Oncology
Keytruda	2,512	919	173	1,522	481	*	990	438	126
Emend	413	405	2	257	266	-3	156	140	11
Temodar	198	216	-8	4	10	-56	194	207	-6
Diversified Brands
Respiratory
Singulair	550	705	-22	28	30	-5	522	675	-23
Nasonex	266	425	-37	16	161	-90	250	264	-5
Dulera	210	331	-37	191	314	-39	19	18	7
Other
Cozaar / Hyzaar	360	389	-8	15	13	9	345	376	-8
Arcoxia	272	342	-20				272	342	-20
Fosamax	180	217	-17	7	3	135	173	214	-19
Vaccines (2)
Gardasil / Gardasil 9	1,675	1,631	3	1,195	1,371	-13	481	259	85
ProQuad / M-M-R II / Varivax	1,273	1,236	3	1,058	1,053		215	182	18
Pneumovax 23	558	403	38	392	267	47	166	136	22
Zostavax	547	464	18	356	363	-2	191	102	88
RotaTeq	525	489	7	377	356	6	148	133	11
Other Pharmaceutical (3)	3,172	3,398	-7	948	1,006	-6	2,223	2,393	-7
ANIMAL HEALTH	2,894	2,594	12	842	726	16	2,052	1,868	10

Other Revenues (4)	694	851	-18	367	274	34	327	576	-43

* 200% or greater

(1) Only select products are shown.

(2)  Vaccine sales in 2017 include sales in the European markets that were previously part of the Sanofi Pasteur MSD (SPMSD) joint venture that was terminated on December 31, 2016. Amounts for 2016 reflect supply sales to SPMSD.

(3) Includes Pharmaceutical products not individually shown above. Other Vaccines sales included in Other Pharmaceutical were $264 million and $329 million on a global basis for September YTD 2017 and 2016, respectively.

(4) Other Revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2017				2016						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q

TOTAL PHARMACEUTICAL	$8,185	$8,759	$9,156	$26,101	$8,104	$8,700	$9,443	$26,247	$8,904	$35,151	-3

United States	3,761	3,929	4,197	11,887	3,913	4,169	4,710	12,792	4,282	17,073	-11
% Pharmaceutical Sales	45.9%	44.9%	45.8%	45.5%	48.3%	47.9%	49.9%	48.7%	48.1%	48.6%

Europe (1)	1,977	2,082	2,174	6,232	1,914	1,997	1,935	5,846	1,843	7,689	12
% Pharmaceutical Sales	24.2%	23.8%	23.7%	23.9%	23.6%	23.0%	20.5%	22.3%	20.7%	21.9%

Japan	688	818	756	2,262	620	673	812	2,105	659	2,764	-7
% Pharmaceutical Sales	8.4%	9.3%	8.3%	8.7%	7.7%	7.7%	8.6%	8.0%	7.4%	7.9%

Asia Pacific	889	946	994	2,829	806	890	914	2,611	912	3,522	9
% Pharmaceutical Sales	10.9%	10.8%	10.9%	10.8%	9.9%	10.2%	9.7%	9.9%	10.2%	10.0%

China	328	353	377	1,058	337	353	350	1,040	333	1,374	8

Latin America	375	462	451	1,288	359	430	448	1,237	538	1,776	1
% Pharmaceutical Sales	4.6%	5.3%	4.9%	4.9%	4.4%	4.9%	4.7%	4.7%	6.0%	5.1%

Eastern Europe/Middle East Africa	255	314	349	918	272	314	364	950	429	1,379	-4
% Pharmaceutical Sales	3.1%	3.6%	3.8%	3.5%	3.4%	3.6%	3.9%	3.6%	4.8%	3.9%

Canada	182	171	193	546	147	170	184	501	180	682	5
% Pharmaceutical Sales	2.2%	2.0%	2.1%	2.1%	1.8%	2.0%	1.9%	1.9%	2.0%	1.9%

Other	58	37	42	139	73	57	76	205	61	266	-45
% Pharmaceutical Sales	0.7%	0.4%	0.5%	0.5%	0.9%	0.7%	0.8%	0.8%	0.7%	0.8%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			Sep YTD	Sep YTD
	3Q17	3Q16	2017	2016
INTEREST INCOME	$(90)	$(87)	$(284)	$(244)
INTEREST EXPENSE	189	170	564	513
EXCHANGE (GAINS) LOSSES	(6)	3	5	79
EQUITY INCOME FROM AFFILIATES	(18)	(21)	(11)	(59)
Other, net	(161)	(43)	(244)	(201)
TOTAL	$(86)	$22	$30	$88